UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2009 (January 19, 2009)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2009, Lynn Schefsky, who held the position of senior vice president, general counsel and corporate secretary resigned from the Company to pursue other interests.  On January 19, 2009 Chemtura Corporation announced Mr. Schefsky’s resignation.  A copy of the press release is incorporated by reference herein as Exhibit 99.1.

Item 8.01 Other Events

On January 19, 2009, Chemtura Corporation announced the realignment of its businesses into two groups – Performance Products and Engineered Products – and the establishment of a five member Executive Committee, which will report directly to the Chief Executive Officer.  A copy of the press release is incorporated by reference herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

)	Exhibits

	Exhibits Number	Exhibit Description
	99.1	Chemtura Press Release dated January 19, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Billie S. Flaherty
Name: Billie S. Flaherty
Title: Senior Vice President and General Counsel

Date:	January 20, 2009

Exhibit Index	Exhibit Description

99.1	Chemtura Press Release dated January 19, 2009